SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2011

First Citizens BancShares, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant's phone number including area code:   919/716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 UCT 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events

On July 8, 2011, Registrant’s wholly-owned subsidiary First-Citizens Bank & Trust Company (FCB) entered into an agreement with the Federal Deposit Insurance Corporation (FDIC) to purchase substantially all the assets and assume the majority of the liabilities of Colorado Capital Bank of Castle Rock, Colorado at a discount of $154.9 million, with no deposit premium. The FDIC serves as Receiver of the institution.  The Purchase and Assumption Agreement (Agreement) with the FDIC is attached hereto as Exhibit 99.1.  The loans and other real estate purchased by FCB are covered by loss share agreements between the FDIC and FCB, whereby the FDIC has agreed to cover certain losses incurred by FCB.

At March 31, 2011, Colorado Capital Bank reported total assets of $717.5 million, loans and leases of $598.7 million and total deposits of $672.7 million.

Further information regarding the transaction is included in FCB’s news release dated July 8, 2011 and the Agreement, attached hereto as Exhibit 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Report:

Exhibit No.	Exhibit Description

99.1	Purchase and Assumption Agreement dated July 8, 2011

99.2
News release titled First Citizens Bank Purchases Certain Assets, AssumesCertain Liabilities of Colorado Capital Bank dated July 8, 2011 issued by Registrant’s wholly-owned subsidiary First-Citizens Bank & Trust Company

Disclosures About Forward-Looking Statements

The discussions included in this Report and its exhibits may contain forward-looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward-looking statements could be affected by various factors including, but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, retention of customers of acquired entities, integration of the operations of acquired entities, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions including deterioration of collateral values.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

By: /s/ Kenneth A. Black
Date: July 14, 2011	Kenneth A. Black, Vice President